STOCK PLEDGE AND SECURITY AGREEMENT

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THIS STOCK PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated May __, 2013, is entered into by Plures Technologies, Inc., a Delaware corporation (the “Pledgor”), in favor of Hercules Technology Growth Capital, Inc., a Maryland corporation (the “Lender”).

RECITALS

A.           Pledgor owns the specified number of shares of stock in Plures Holdings, Inc., a Delaware corporation (the “Issuer”), identified as Pledged Shares (as hereinafter defined) on Schedule A attached hereto.

B.           The Lender has established a certain term loan arrangement (the “Loan”) in favor of Advanced Microsensors Corporation, a New York corporation (the “Borrower”),  pursuant to that certain Loan and Security Agreement of even date herewith as the same may be amended, restated, extended, supplemented, increased, and/or otherwise modified from time to time (the “Loan Agreement”), pursuant to which the Lender has agreed to make the Loan, as defined therein, in a series of Advances, as defined therein, to the Borrower in an aggregate principal amount not to exceed Three Million and 00/100 Dollars ($3,000,000.00), all subject to the terms and conditions thereof.  Defined terms used in this Agreement and not otherwise defined shall have the meanings given such term in the Loan Agreement.

C.           The Loan is further evidenced by, among other things, certain term promissory notes made by Borrower to the order of the Lender evidencing the Advances in the aggregate maximum principal amount of  Three Million and 00/100 Dollars ($3,000,000.00) made under and pursuant to the Loan Agreement (as the same may be amended, restated, extended, supplemented, increased, and/or otherwise modified from time to time, the “Notes”).

D.           The Lender has advised the Pledgor  that it will not establish the Loan in favor of the Borrower, make financial accommodations to the Borrower as requested, or otherwise extend credit to the Borrower unless, among other things, the Pledgor guaranties the punctual payment and performance of all obligations of the Borrower to the Lender  and pledges, grants, transfer, and assign to Lender a security interest in the Collateral (as hereinafter defined) to secure the Loan, and Pledgor’s other obligations to Lender, as set forth herein

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1.   Definitions And Construction.

(a)   Definitions.

As used in this Agreement:

“Agreement” shall mean this Stock Pledge and Security Agreement.

“Lender” shall have the meaning in the recitals to this Agreement, together with its successors and/or assigns.

“Code” shall mean the Uniform Commercial Code of the State of California.

“Collateral” shall mean the Pledged Shares, the Future Rights, and the Proceeds, collectively.

“Loan Agreement” shall have the meaning ascribed thereto in the recitals to this Agreement.

“Future Rights” shall mean: (a) all shares of stock (other than Pledged Shares) of the Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, shares of stock of the Issuer; (b) to the extent of Pledgor’s interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase shares of stock of the Issuer, after the date of this Agreement, acquires a direct equity interest; and (c) the certificates or instruments representing such additional shares, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares.

“Holder” and “Holders” shall have the meanings ascribed thereto in Section 3 of this Agreement.

“Issuer” shall have the meaning in the recitals to this Agreement and shall be the entity identified as an Issuer on Schedule A attached hereto, and any successors thereto, whether by merger or otherwise.

“Lien” shall mean any lien, mortgage, pledge, assignment (including any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).

“Pledged Shares” shall mean all of the shares identified on Schedule A attached hereto (or any addendum thereto), which shares constitute one hundred percent (100%) of the issued and outstanding shares of the Issuer.

“Pledgor” shall have the meaning ascribed thereto in the recitals to this Agreement.

“Proceeds” shall mean all proceeds (including proceeds of proceeds) of the Pledged Shares and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Shares, Future Rights, or proceeds thereof (including any cash, stock, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuer and any claims against financial intermediaries under the Code or otherwise); (b) “proceeds,” as such term is defined in the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Shares, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Shares, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Shares, Future Rights, or proceeds thereof.

“Secured Obligations” shall mean all liabilities, obligations, or undertakings owing by Borrower to the Lender of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Notes, the Loan Agreement or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise.

“Securities Act” shall have the meaning ascribed thereto in Section 9(c) of this Agreement.

(b)   Construction.

(i)   Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement.  Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified.  All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference.  Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable:  this Agreement, the Loan Agreement, or any of the other Loan Documents referenced in the Loan Agreement.

(ii)   Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Pledgor, whether under any rule of construction or otherwise.  On the contrary, this Agreement has been reviewed by both of the parties and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

(iii)   In the event of any direct conflict between the express terms and provisions of this Agreement and of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

2.  Pledge.

  Pledgor hereby pledges, grants, transfers, and assigns to Lender for the benefit of the Lender a security interest in all of Pledgor’s right, title, and interest in and to the Collateral to secure the the Loan, the Notes, and all of Borrower’s obligations to the Lender, whether now existing or hereafter arising.

3.  Delivery and Registration of Collateral.

(a)   All certificates or instruments representing or evidencing the Collateral shall be promptly delivered by Pledgor to Lender or Lender’s designee pursuant hereto at a location designated by Lender and shall be held by or on behalf of Lender pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.

(b)   After the occurrence of any one or more of the Events of Default, Lender shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register on the books of the Issuer (or of any other person maintaining records with respect to the Collateral) in the name of Lender or any of its nominees for the benefit of the Lender any or all of the Collateral.  In addition, Lender shall have the right at any time upon the occurrence and during the continuation of an Event of Default to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

(c)   If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a Person other than Lender or Pledgor (a “Holder”), then Pledgor shall immediately, at Lender’s option, either cause such Collateral to be delivered into Lender’s possession, or execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Lender for the benefit of the Lender in such Collateral, including obtaining from such Holder a written acknowledgement that such Holder holds such Collateral for Lender for the benefit of the Lender, all pursuant to the Code or other applicable law governing the perfection of the security interest of Lender for the benefit of the Lender in the Collateral in the possession of such Holder.  Each such notification/instruction and acknowledgement shall be in form and substance satisfactory to Lender.

(d)   Any and all Collateral (including dividends, interest, and other cash distributions) at any time received or held by Pledgor shall be so received or held in trust for the Lender, shall be segregated from other funds and property of Pledgor and shall be forthwith delivered to Lender for the benefit of the Lender in the same form as so received or held, with any necessary endorsements; provided that cash dividends or distributions received by Pledgor, if and to the extent they are not prohibited by the Lender, may be retained by Pledgor in accordance with this Section 3, and used in the ordinary course of Pledgor’s business or as otherwise permitted by the Lender.

(e)   If at any time and from time to time any Collateral consists of an uncertificated security or a security in book entry form, then Pledgor shall immediately cause such Collateral to be registered or entered, as the case may be, in the name of Lender for the benefit of the Lender, or otherwise cause the security interest of Lender for the benefit of the Lender thereon to be perfected in accordance with applicable law.

4.   Voting Rights and Dividends.

(a)   So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of the Loan Documents and shall be entitled to receive and retain any cash dividends or distributions paid in respect of the Collateral.

(b)   Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 4(a) of this Agreement , shall cease, and all such rights shall thereupon become vested in Lender for the benefit of the Lender, who on behalf of the Lender shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions.  Pledgor shall execute and deliver (or cause to be executed and delivered) to Lender all such proxies and other instruments as Lender may request for the purpose of enabling Lender on behalf of the Lender to exercise the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence.

5.   Representations and Warranties. Pledgor represents, warrants, and covenants as follows:

(a)   Pledgor is and will continue to be, duly organized and validly existing and in good standing under the laws of the State of Delaware; Pledgor has filed in all locations required under the laws of each jurisdiction in which it does business; Pledgor is qualified and in good standing to do business in all other jurisdictions in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary; and Pledgor has the power to execute and deliver this Agreement;

(b)   The making and performance by the Pledgor of this Agreement and the execution and delivery of the same by the individual or individuals so executing the same have been authorized by all necessary corporate action.  The execution and delivery of this Agreement, and the fulfillment of or compliance with the terms and provisions hereof, (a) are within Pledgor’s powers, (b) will not violate any provision of law or of Pledgor’s organizational documents, or (c) will not result in the breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Pledgor pursuant to any indenture or loan or credit agreement (other than those with the Lender) or other agreement or instrument to which any Pledgor is a party; and no approval, authorization, consent or other order of or registration or filing with any person, entity or governmental body is required in connection with the making and performance of this Agreement;

(c)   Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and Pledgor agrees that Lender shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

(d)   All information herein or hereafter supplied to Lender by or on behalf of Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects;

(e)   Pledgor is and will be the sole legal and beneficial owner of the Collateral (including the Pledged Shares and all other Collateral acquired by Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party (other than Lender);

(f)   Pledgor owns one hundred percent (100%) of the issued and outstanding stock, whether common, preferred or otherwise, of the Issuer, and there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements (oral or written) for the purchase or acquisition from the Issuer of any shares of any of their capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Issuer’s capital stock;

(g)   This Agreement, and the delivery to Lender for the benefit of the Lender of the Pledged Shares representing Collateral (or the delivery to all Holders of the Pledged Shares representing Collateral of the notification/instruction referred to in Section 3 of this Agreement), creates a valid, perfected, and first priority security interest in the Pledged Shares in favor of Lender for the benefit of the Lender securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken;

(h)   Schedule A to this Agreement is true and correct and complete in all material respects; without limiting the generality of the foregoing: (i) all the Pledged Shares are in certificated form, and, except to the extent registered in the name of Lender or its nominee for the benefit of the Lender pursuant to the provisions of this Agreement, are registered in the name of Pledgor; and (ii) the Pledged Shares as to each of the Issuer constitute at least the percentage of all the fully diluted issued and outstanding shares of stock of such Issuer as set forth in Schedule A to this Agreement;

(i)   There are no presently existing Future Rights or Proceeds owned by Pledgor, except as set forth in Schedule B hereto;

(j)   The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable; and

(k)   Neither the pledge of the Collateral pursuant to this Agreement nor the extensions of credit represented by the Secured Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System.

6.   Further Assurances.

(a)   Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender on behalf of the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, Pledgor will: (i) at the request of Lender, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Lender, indicating that such Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Lender may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) allow inspection of the Collateral by Lender or Persons designated by Lender; and (iv) appear in and defend any action or proceeding that may materially affect Pledgor’s title to or the security interest of Lender on behalf of the Lender in the Collateral; provided, however, that if such action or proceeding resulted from the gross negligence or willful misconduct of Lender or any officer, director, shareholder, employee or agent of the Lender (as determined by a court of competent jurisdiction), then Lender or such member of the Lender, as applicable, shall indemnify Pledgor for the reasonable fees and costs incurred by Pledgor to appear in and defend such action or proceeding.

(b)   Pledgor hereby authorizes Lender on behalf of the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor where permitted by law.  A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c)   Pledgor will furnish to Lender, upon the request of Lender: (i) a certificate executed by an authorized officer of Pledgor, and dated as of the date of delivery to Lender, itemizing in such detail as Lender may request, the Collateral which, as of the date of such certificate, has been delivered to Lender by Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may request.

7.   Covenants of Pledgor.

Pledgor shall:

(a)   Perform each and every covenant in the Loan Documents applicable to Pledgor as and when performance of such covenants is due (including any applicable notice or cure periods);

(b)   At all times keep at least one complete set of its records concerning substantially all of the Collateral at its principal place of business, and not change the location of its principal place of business without giving Lender at least thirty (30) days prior written notice thereof;

(c)   To the extent it may lawfully do so, use its best efforts to prevent the Issuer from issuing Future Rights or Proceeds, except for cash dividends and other distributions, if any, that are not prohibited by the terms of the Loan Agreement to be paid by any Issuer to Pledgor; and

(d)   Upon receipt by Pledgor of any material notice, report, or other communication from any of the Issuer or any Holder relating to all or any part of the Collateral, deliver such notice, report or other communication to Lender as soon as possible, but in no event later than five (5) Business Days following the receipt thereof by Pledgor.

8.   Lender as Pledgor’s Attorney-in-Fact.

(a)   Pledgor hereby irrevocably appoints Lender as Pledgor’s attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Lender or otherwise, from time to time at Lender’s discretion, to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) after the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications or instructions Lender deems necessary pursuant to Section 3 of this Agreement; or (iii) to arrange for the transfer of the Collateral on the books of any of the Issuer or any other Person to the name of Lender for the benefit of the Lender or to the name of Lender’s nominee for the benefit of the Lender.

(b)   In addition to the designation of Lender as Pledgor’s attorney-in-fact in Section 8(a) of this Agreement, Pledgor hereby irrevocably appoints Lender as Pledgor’s agent and attorney-in-fact to, upon the occurrence and during the continuance of an Event of Default, make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or any of the Issuer engage in business, in order to transfer or to more effectively transfer any of the Pledged Shares or otherwise enforce the rights of Lender for the benefit of the Lender hereunder.

9.   Remedies upon Default.

Upon the occurrence and during the continuance of an Event of Default:

(a)   Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and Lender may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of Lender’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as are commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, Lender may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Pledgor agrees that at least ten (10) calendar days notice to Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification.  Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  To the maximum extent permitted by law, Pledgor hereby waives any claims against the Lender or Lender arising because the price at which any Collateral may have been sold at a private sale conducted in accordance with the terms of this Section 9 was less than the price that might have been obtained at a public sale, even if Lender accepts the first offer received and does not offer such Collateral to more than one offeree.

(b)   Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with commercially reasonable practices of banks, insurance companies, or other financial institutions in New Jersey in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

(c)   Pledgor hereby acknowledges that the sale by Lender on behalf of the Lender of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the “Securities Act”), as well as applicable “Blue Sky” or other state securities laws may require strict limitations as to the manner in which Lender or any subsequent transferee of the Collateral may dispose thereof.  Pledgor acknowledges and agrees that in order to protect the interest of Lender for the benefit of the Lender it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act.  Pledgor has no objection to sale in such a manner and agrees that the Lender or Lender on behalf thereof shall have no obligation to obtain the maximum possible price for the Collateral.  Without limiting the generality of the foregoing, Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, Lender on behalf of the Lender may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution.  In so doing, Lender may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors deemed by Lender, in its reasonable judgment, to be institutional investors or an “accredited investor” (as defined in Rule 501 promulgated under the Securities Act) who might be interested in purchasing the Collateral.  If Lender shall solicit such offers, then the acceptance by Lender of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

(d)   If Lender shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section 9, Pledgor agrees that, upon request of Lender, Pledgor will, at its own expense:

(i)   use its best efforts to execute and deliver, and cause the Issuer and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Lender, advisable to register such Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

(ii)   use its best efforts to qualify the Collateral under the state securities laws or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by Lender;

(iii)   cause the Issuer to make available to their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

(iv)   execute and deliver, or cause the officers and directors of the Issuer to execute and deliver, to any person, entity or governmental authority as Lender may choose, any and all documents and writings which, in Lender’s reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or the Issuer engage in business, in order to transfer or to more effectively transfer the Pledged Shares or otherwise enforce the rights of Lender for the benefit of the Lender hereunder; and

(v)   do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 9 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 9 may be specifically enforced.

(e)   PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME LENDER DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION 9; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION 9, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

10.   Application of Proceeds.  After the occurrence and during the continuance of an Event of Default, any cash held by the Lender or Lender on behalf thereof as Collateral and all cash proceeds received by the Lender or Lender on behalf thereof in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Lender on behalf of the Lender of its remedies as a secured creditor as provided in Section 9 shall be applied from time to time by Lender.

11.   Duties of Lender.  The powers conferred on Lender hereunder are solely to protect the interests of Lender on behalf of the Lender in the Collateral and shall not impose on it any duty to exercise such powers.  Except as provided in Section 9-207 of the Code, Lender shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Collateral.

12.   Choice of Law and Venue.  THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.  THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY.  EACH OF PLEDGOR AND LENDER WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH SECTION 12 OF THIS AGREEMENT.

13.   Amendments; Etc.  No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No failure on the part of the Lender or Lender on behalf thereof to exercise, and no delay in exercising any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right.  The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

14.   Notices.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered in the manner set forth in the Loan Agreement.

15.   Continuing Security Interest.  This Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until the indefeasible payment in full of the Secured Obligations and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement; (ii) be binding upon Pledgor and its successors and assigns; and (iii) inure to the benefit of Lender and its successors, transferees, and assigns.  Upon the indefeasible payment in full of the Secured Obligations and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to Pledgor.  Upon any such termination, Lender will, at Pledgor’s expense, execute and deliver to Pledgor such documents as Pledgor shall request to evidence such termination.  Such documents shall be prepared by Pledgor and shall be in form and substance satisfactory to Lender.

16.   Security Interest Absolute.  To the maximum extent permitted by law, all rights of Lender, all security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a)   any lack of validity or enforceability of any the obligations of any of the Issuer to the Lender;

(b)   any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

(c)   any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

(d)   any other circumstances that might otherwise constitute a defense available to, or a discharge of, Pledgor (other than the indefeasible payment in full of the Secured Obligations).

To the maximum extent permitted by law, Pledgor hereby waives any right to require the Lender or Lender on behalf thereof to: (A) proceed against or exhaust any security held from Pledgor; or (B) pursue any other remedy in the power of the Lender or Lender on behalf thereof whatsoever.

17.   Headings.  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

18.   Severability.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

19.   Counterparts; Telefacsimile Execution.   This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart of this Agreement shall not affect the validity, enforceability, and binding effect of this Agreement.

20.   Waiver of Marshaling.  Each of Pledgor and Lender acknowledges and agrees that in exercising any rights under or with respect to the Collateral Lender: (i) is under no obligation to marshal any Collateral; (ii) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so elects.  Pledgor and Lender waive any right to require the marshaling of any of the Collateral.

21.   Waiver of Jury Trial.  PLEDGOR AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  PLEDGOR AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed as of the day and year first above written.

WITNESS:	PLEDGOR:
PLURES TECHNOLOGIES, INC., a Delaware corporation
______________________________	By: __________________________
Print Name:	Name:
Title:

CONSENTED TO AND ACKNOWLEDGED:

ISSUER:

PLURES HOLDING, INC.
By: _____________________________ Name: Title:

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